                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 14, 2000




                             GRC INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


Delaware                           1-7517                       95-2131929
(State or other               (Commission File                (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)



1900 Gallows Road, Vienna, Virginia                                      22182
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (703) 506-5000



                                 Not Applicable
          (Former name or former address, if changed from last report)

Item 5. Other Events.

                          Agreement and Plan of Merger
                          ----------------------------

     On February 14, 2000, GRC International, Inc. (the "Company") executed an Agreement and Plan of Merger (the "Merger Agreement") with AT&T Corp. ("AT&T") and its wholly-owned subsidiary, LMN Corporation ("Purchaser"), pursuant to which (i) Purchaser will offer to purchase (the "Offer") all of the outstanding shares of the Company's Common Stock, $.01 par value per share ("Common Stock"), for $15 per share and (ii) following the Offer, LMN Corporation will merge with and into the Company (the "Merger"), with holders of the then outstanding shares of Common Stock receiving $15 per share as Merger consideration.

     Consummation of the Offer is conditioned upon at least a majority of the Common Stock on a fully diluted basis being validly tendered and not withdrawn and is also subject to regulatory and other conditions, including without limitation, that any waiting period (and any extension thereof) under the Hart-Scott-Rodino Act applicable to the Offer shall have expired or been terminated.

     The foregoing summary of the Offer and Merger, and the transactions contemplated in connection therewith, does not purport to be complete and is qualified in its entirety by all of the terms and provisions of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

               Amendment to Amended and Restated Rights Agreement
               --------------------------------------------------

     Immediately prior to the execution and delivery of the Merger Agreement, the Amended and Restated Rights Agreement, originally dated as of December 2, 1985 and most recently amended on December 13, 1999 (the "Rights Agreement") was amended (the "Amendment") by the Company and American Stock Transfer & Trust Company to provide that no holders of rights may exercise such rights following the execution and delivery of the Merger Agreement. A copy of the Amendment to Rights Agreement is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (a) - (b) None.

     (b) Exhibits.

     10.1 Agreement and Plan of Merger, dated February 14, 2000, by and among GRC International, Inc., AT&T Corp. and LMN Corporation.

     10.2 Amendment to Amended and Restated Rights Agreement, dated February 14, 2000, by and between GRC International, Inc. and American Stock Transfer & Trust Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GRC INTERNATIONAL, INC.

                                        By: /s/ Thomas E. McCabe
                                            ------------------------------
                                            Name:   Thomas E. McCabe
                                            Title:  Senior Vice President,
                                                    General Counsel, Secretary

February 15, 2000